EXHIBIT 10.3

GUARANTY
THIS GUARANTY (the “Guaranty”) is made by Arch Capital Group (U.S.) Inc., a Delaware corporation (the “Guarantor”), in favor of the Guaranteed Parties (as hereinafter defined). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.
RECITALS
A.    Arch Capital Group Ltd. (the “Guaranteed Borrower”), the Guarantor and various of its Subsidiaries party thereto as Designated Subsidiary Borrowers, certain financial institutions (the “Lenders”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMorgan Chase Bank, N.A. (“JPMCB”), as an L/C Administrator and Fronting Bank with respect to the Existing Letters of Credit, and Bank of America, N.A., as Administrative Agent, L/C Administrator and Fronting Bank are parties to a Credit Agreement dated as of August 18, 2011 (the “Credit Agreement”) as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”.
B.    The Guaranteed Borrower is the parent of the Guarantor and the Guarantor will benefit from the extension of credit to the Guaranteed Borrower under the Credit Agreement, which benefits are hereby acknowledged, and accordingly desires to execute and deliver this Guaranty.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Lenders, the Administrative Agent, the Fronting Banks and the L/C Administrator (collectively, the “Guaranteed Parties”) to enter into the Credit Agreement and in recognition of the direct benefits to be received by the Guarantor from the proceeds of the Loans the Guarantor hereby agrees as follows:
1.Guaranty. The Guarantor hereby unconditionally, absolutely and irrevocably guarantees, as a primary obligor and not merely as surety, the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of all Obligations of the Guaranteed Borrower to the Guaranteed Parties under the Credit Documents (the “Guaranteed Obligations”). This Guaranty is a guaranty of payment and not of collection. Upon failure by the Guaranteed Borrower to pay punctually any of its Guaranteed Obligations when due and payable (whether at stated maturity, upon acceleration or otherwise), the Guarantor agrees to pay forthwith on demand from the Administrative Agent the amount then due and not so paid at the place and in the manner specified in the Credit Agreement.
2.    Guaranty Unconditional. The obligations of the Guarantor under this Guaranty shall be unconditional, absolute and irrevocable and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

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(a)    any extension, renewal, settlement, compromise, waiver or release (including with respect to any Collateral) in respect of any obligation of any other obligor under any of the Credit Documents, by operation of law or otherwise;
(a)    any modification or amendment of or supplement to any of the Credit Documents;
(b)    any release, non-perfection or invalidity of any direct or indirect security for any obligation of any other obligor under any of the Credit Documents;
(c)    any change in the corporate existence, structure or ownership of any obligor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other obligor or its assets or any resulting release or discharge of any obligation of any other obligor contained in any of the Credit Documents;
(d)    the existence of any claim, set-off or other rights which any obligor may have at any time against any other obligor, the Administrative Agent, the L/C Administrator, any Fronting Bank, any Lender or any other corporation or person, whether in connection with any of the Credit Documents or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;
(e)    any invalidity or unenforceability relating to or against any other obligor for any reason of any of the Credit Documents, or any provision of applicable law or regulation purporting to prohibit the payment by any other obligor of principal, interest or any other amount payable under any of the Credit Documents;
(f)    any law, regulation or order of any jurisdiction, or any other event, affecting any term of any obligation of the Guaranteed Parties’ rights with respect thereto; or
(g)    any other act or omission to act or delay of any kind by any obligor, the Administrative Agent, the L/C Administrator, any Fronting Bank, any Lender or any other corporation or person or any other circumstance whatsoever (other than the defense of payment or performance) which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to the Guarantor’s obligations under this Guaranty.
3.    Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. The Guarantor’s obligations under this Guaranty shall remain in full force and effect until the Commitments under the Credit Agreement shall have expired or been terminated, no Letters of Credit shall be outstanding and all Obligations payable by the Guaranteed Borrower under the Credit Documents shall have been paid in full in cash. If at any time any payment of the principal of or interest on any Loan or any Obligation due and payable by the Guaranteed Borrower under the Credit Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Guaranteed Borrower or otherwise, the Guarantor’s obligations under this Guaranty with respect to such payment shall be reinstated as though such payment had been due but not made at the time of such reinstatement.

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4.    Waiver by the Guarantor. The Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations, as well as any requirement that at any time any action be taken by any corporation or person against any other obligor or any other corporation or person. The Guarantor warrants and agrees that each waiver set forth in this Section 4 is made with full knowledge of its significance and consequences, and such waivers shall be effective to the maximum extent permitted by law.
5.    Subrogation. The Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Guaranteed Borrower that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under or in respect of this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Lender, any Fronting Bank, the L/C Administrator or the Administrative Agent against any other Credit Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any other Credit Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until (a) the Guarantor shall have paid in full in cash all Guaranteed Obligations payable to the Guaranteed Parties under this Guaranty (and all reasonable out‑of‑pocket expenses incurred by any of the Guaranteed Parties (including the reasonable fees, charges and disbursements of any counsel for the Guaranteed Parties)), in connection with the enforcement or protection of its rights under this Guaranty and (b) the Commitments under the Credit Agreement shall have expired or been terminated, no Letters of Credit shall be outstanding and all Obligations payable by the Guaranteed Borrowers under the Credit Documents shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the date all Commitments under the Credit Agreement shall have terminated, no Letters of Credit shall be outstanding and all Obligations payable by the Guaranteed Borrowers under the Credit Documents shall have been paid in full in cash, such amount shall be received and held in trust for the benefit of the Lenders, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to all amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Documents, or to be held as collateral for any amounts payable under this Guaranty thereafter arising. If (i) the Guarantor shall have paid in full in cash all Guaranteed Obligations payable to the Guaranteed Parties under this Guaranty (and all reasonable out‑of‑pocket expenses incurred by any of the Guaranteed Parties (including the reasonable fees, charges and disbursements of any counsel for the Guaranteed Parties)), in connection with the enforcement or protection of its rights under this Guaranty and (ii) the Commitments under the Credit Agreement shall have expired or been terminated, no Letters of Credit shall be outstanding and all Obligations payable by the

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Guaranteed Borrowers under the Credit Documents shall have been paid in full in cash, the Guaranteed Parties will, at the Guarantor’s request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the obligations resulting from such payment made by the Guarantor pursuant to this Guaranty.
6.    Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Guaranteed Borrower under any of the Credit Documents is stayed upon the insolvency, bankruptcy or reorganization of the Guaranteed Borrower, all such Obligations otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Guarantor under this Guaranty forthwith on demand by the Administrative Agent.
7.    Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) be binding upon the Guarantor, its successors and assigns and (b) inure to the benefit of and be enforceable by the Lenders, the Issuers and the Administrative Agent and their successors, transferees and assigns. Without limiting the generality of clause (b) of the immediately preceding sentence, any Lender and any Fronting Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as and to the extent provided in Section 9.06(b) or 10.06, as the case may be, of the Credit Agreement.
8.    Payments; Application; Set-Off.
(a)    All payments made by the Guarantor hereunder will be made in Dollars to the Administrative Agent, without set-off, counterclaim or other defense and, in accordance with the Credit Agreement, the Guarantor hereby agreeing to comply with and be bound by the provisions of the Credit Agreement in respect of all payments made by it hereunder.
(b)    All payments made hereunder shall be applied in accordance with the provisions of the Credit Agreement.
(c)    If an Event of Default shall have occurred and be continuing, each Guaranteed Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Guaranteed Party or any such Affiliate to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty or any other Credit Document to such Guaranteed Party, irrespective of whether or not such Guaranteed Party shall have made any demand under this Guaranty or any other Credit Document and although such obligations of the Guarantor may be contingent or unmatured or are owed to a branch or office of such Guaranteed Party different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Guaranteed Party and their respective Affiliates under this subsection are in addition to other rights and remedies (including other rights of set-off) that such Guaranteed Parties or their respective Affiliates may have. Each Guaranteed Party agrees to

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notify the Guarantor and the Administrative Agent promptly after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application.
9.    No Waiver. The rights and remedies of the Guaranteed Parties expressly set forth in this Guaranty and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between the Guarantor and the Guaranteed Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Guaranty or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Guaranteed Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.
10.    Enforcement. The Guaranteed Parties agree that this Guaranty may be enforced only by the Administrative Agent, acting upon the instructions or with the consent of the Required Lenders as provided for in the Credit Agreement, and that no Guaranteed Party shall have any right individually to enforce or seek to enforce this Guaranty or to realize upon any Collateral or other security given to secure the payment and performance of the Guarantor’s obligations hereunder. The obligations of the Guarantor hereunder are independent of the Guaranteed Obligations, and a separate action or actions may be brought against the Guarantor whether or not action is brought against any other Credit Party and whether or not any other Credit Party is joined in any such action.
11.    Amendments, Waivers, etc. No amendment, modification, waiver, discharge or termination of, or consent to any departure by the Guarantor from, any provision of this Guaranty, shall be effective unless in a writing signed by the Administrative Agent and such of the Lenders as may be required under the provisions of the Credit Agreement to concur in the action then being taken, and then the same shall be effective only in the specific instance and for the specific purpose for which given.
12.    Addition, Release of Guarantors. The Guarantor agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the Administrative Agent’s actions in releasing any other guarantor, in each case without the necessity of giving notice to or obtaining the consent of the Guarantor.
13.    Successors and Assigns; Assignment. This Guaranty shall (i) be binding upon and enforceable against the Guarantor and its successors and assigns (provided, however, that the Guarantor may not sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Administrative Agent, except as provided in

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Section 10.07 of the Credit Agreement) and (ii) inure to the benefit of and be enforceable by each Guaranteed Party and its successors and assigns.
14.    Governing Law; Consent to Jurisdiction; Appointment of Process Agent; Attorney-in-Fact; Waiver of Jury Trial. The parties hereto agree that the provisions of Sections 10.14 and 10.15 of the Credit Agreement are incorporated here in, mutatis mutandis, as if fully set forth herein.
15.    Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or other electronic transmission as follows: (a) if to the Guarantor, at its address for notices set forth in the Credit Agreement, and (b) if to any Guaranteed Party, at its address for notices set forth in the Credit Agreement; in each case, as such addresses may be changed from time to time pursuant to the Credit Agreement, and with copies to such other Persons as may be specified under the provisions of the Credit Agreement. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile or other electronic transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in the Credit Agreement shall be effective as provided therein.
16.    Severability. To the extent any provision of this Guaranty is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Guaranty in any jurisdiction.
17.    Limitation. Notwithstanding any other provision of this Guaranty to the contrary, in the event that any action is brought seeking to invalidate the Guarantor’s obligations under this Guaranty under any fraudulent conveyance or fraudulent transfer theory, the Guarantor shall be liable under this Guaranty only for an amount equal to the maximum amount of liability that could have been incurred under applicable law by the Guarantor under any guarantee of the Guaranteed Obligations (or any portion thereof) at the time of the execution and delivery of this Guaranty (or, if such date is determined not to be the appropriate date for determining the enforceability of the Guarantor’s obligations under this Guaranty for fraudulent conveyance or transfer purposes, on the date determined to be so appropriate) without rendering such a hypothetical guarantee voidable under applicable law relating to fraudulent conveyance or fraudulent transfer (the “Maximum Guaranteed Obligations”) and not for any greater amount, as if the stated amount of the Guaranteed Obligations had instead been the Maximum Guaranteed Obligations.
18.    Construction. The headings of the various sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or

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construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.
19.    Counterparts; Effectiveness. This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Guaranty shall become effective upon the execution and delivery by the Guarantor of a counterpart hereof. Delivery of a counterpart hereof, or a signature hereto, by facsimile or by email in .pdf or similar format shall be effective as delivery of a manually-executed original counterpart hereof.
20.    Currency Indemnification. The parties hereto agree that the provisions of Section 10.20 of the Credit Agreement are incorporated here in, mutatis mutandis, as if fully set forth herein.
21.    Credit Document. This Guaranty is a Credit Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Guaranty to be executed under seal by their duly authorized officers as of the date first above written.

ARCH CAPITAL GROUP (U.S.) INC.

By: /s/ Thomas J. Ahern
Name: Thomas J. Ahern
Title: SVP & Chief Financial Officer

ACCEPTED AND AGREED TO:

BANK OF AMERICA, N.A.
AS ADMINISTRATIVE AGENT

BY: /S/ TIFFANY BURGESS
NAME: TIFFANY BURGESS
TITLE: VICE PRESIDENT